SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                November 13, 2002

                           Lexmark International, Inc.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-14050                  06-1308215
-----------------------------      --------------        -----------------------
(State or other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)                File No.)             Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky  40550
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                (Address of Principal Executive Offices)              (Zip Code)





       Registrant's telephone number, including area code: (859) 232-2000
                                                           --------------




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ITEM 9.  REGULATION FD DISCLOSURE.

Lexmark International, Inc. (NYSE: LXK) will provide securities analysts and investors with a comprehensive overview of the company at a conference to be held at the New York Stock Exchange on Nov. 14, 2002.

Those who are not registered to attend the meeting in person can participate in the conference by accessing a webcast beginning at 10 a.m. (EST) on Nov. 14. The webcast can be accessed through the company's investor relations page at http://investor.lexmark.com and will also be available for replay.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LEXMARK INTERNATIONAL, INC.


                                      By:    /s/ Gary E. Morin
                                             -----------------------------------
                                      Name:  Gary E. Morin
                                      Title: Executive Vice President and Chief
                                              Financial Officer
Date: November 13, 2002